UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 25, 2004


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of July 1, 2004 providing for the issuance of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-11)

                     STRUCTURED ASSET SECURITIES CORPORATION
             (Exact name of registrant as specified in its charter)


           Delaware                333-115858-06              74-2440850
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                          745 Seventh Avenue, 7th Floor
                               New York, NY 10019
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 526-7000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates Series 2004-11 pursuant to the terms of the Trust Agreement, dated as of July 1, 2004 among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as master servicer, and JPMorgan Chase Bank, as trustee.

 On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.01 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

Structured  Adjustable  Rate  Mortgage  Loan Trust
Mortgage Pass-Through  Certificates Series 2004-11
-----------------------------------------------------


SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              JPMORGAN CHASE BANK, not in its
                              individual capacity but solely as Trustee under the Agreement referred to herein

Date: October 26, 2004        By:    /s/  Diane E. Wallace
                                   --------------------------------------------
                             Name:   Diane E. Wallace
                            Title:   Assistant Vice President

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004


                 Structured Adjustable Rate Mortgage Loan Trust
               Mortgage Pass-Through Certificates Series 2004-11

                        Statement To Certificateholders
                                 October 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                 Ending
                Face         Principal                                                      Realized      Deferred    Principal
Class          Value         Balance          Principal         Interest       Total        Losses        Interest     Balance
-----------------------------------------------------------------------------------------------------------------------------------
A       230,660,000.00   218,078,135.95    6,012,352.01     699,471.74    6,711,823.75      0.00      0.00      212,065,783.94
B1        4,784,000.00     4,783,034.88          415.67      15,341.28       15,756.95      0.00      0.00        4,782,619.21
B2        3,558,000.00     3,557,282.21          309.15      11,409.76       11,718.91      0.00      0.00        3,556,973.06
B3        2,576,000.00     2,575,480.32          223.82       8,260.69        8,484.51      0.00      0.00        2,575,256.50
B4        1,226,000.00     1,225,752.66          106.52       3,931.52        4,038.04      0.00      0.00        1,225,646.14
B5        1,349,000.00     1,348,727.85          117.21       4,325.96        4,443.17      0.00      0.00        1,348,610.64
B6        1,229,951.00     1,229,702.87          106.87       3,944.19        4,051.06      0.00      0.00        1,229,596.00
R               100.00             0.00            0.00           0.00            0.00      0.00      0.00                0.00
P                 0.00             0.00            0.00       4,970.00        4,970.00      0.00      0.00                0.00
TOTALS  245,383,051.00   232,798,116.74    6,013,631.25     751,655.14    6,765,286.39      0.00      0.00      226,784,485.49
----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A       86359BXR7     945.45277009    26.06586322     3.03247958       29.09834280     919.38690688      A          3.848924 %
B1      86359BXS5     999.79826087     0.08688754     3.20678930        3.29367684     999.71137333      B1         3.848924 %
B2      86359BXT3     999.79826026     0.08688870     3.20679033        3.29367903     999.71137156      B2         3.848924 %
B3      86359BXU0     999.79826087     0.08688665     3.20678960        3.29367624     999.71137422      B3         3.848924 %
B4      86359BXW6     999.79825449     0.08688418     3.20678630        3.29367047     999.71137031      B4         3.848924 %
B5      86359BXX4     999.79825797     0.08688658     3.20679021        3.29367680     999.71137139      B5         3.848924 %
B6      86359BXY2     999.79826026     0.08688964     3.20678629        3.29367593     999.71137062      B6         3.848924 %
R       86359BXV8       0.00000000     0.00000000     0.00000000        0.00000000       0.00000000      R          3.848924 %
TOTALS                948.71310708    24.50711745     3.06319095       27.57030839     924.20598964
----------------------------------------------------------------------------------------------------    --------------------------

If there are any questions or comments, please contact the Relationship Manager listed below.


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                -------------------------------------------------
                                  Ashia Miller
              JPMorgan Chase Bank - Structured Finance Services NY
                             4 NY Plaza 6th Fl.,
                            New York, New York 10004
                              Tel: (212) 623-4481
                              Fax: (212) 623-5858
                       Email: ashia.n.miller@jpmorgan.com

                -------------------------------------------------

                                COLLATERAL GROUP

Weighted Average Coupon Rate                                                                     4.145007 %
Beginning Weighted Average Net Rate (Pass Through Rate)                                          3.848924 %
Ending Weighted Average Net Rate (Pass Through Rate)                                            89.076672 %
Beginning Loan Count                                                                                    709
Ending Loan Count                                                                                       693
Beginning Scheduled Balance                                                                  232,798,117.14
Ending Scheduled Balance                                                                     226,784,485.88
Scheduled Principal                                                                               20,231.41
Unscheduled Principal                                                                          5,993,399.85
Net Liquidation Proceeds                                                                               0.00
Insurance Proceeds                                                                                     0.00
Advances                                                                                               0.00
Scheduled Interest                                                                               804,124.86
Servicing Fee                                                                                     55,257.24
Master Servicing Fee                                                                                   0.00
Trustee Fee                                                                                        2,182.48
Net Interest                                                                                     746,685.14
Realized Loss Amount                                                                                   0.00
Cumulative Realized Loss                                                                               0.00
Cumulative Loss as a Percentage of Original Collateral                                           0.000000 %
Bankruptcy Loss                                                                                        0.00
Fraud Loss                                                                                             0.00
Special Hazard Loss                                                                                    0.00
Prepayment Penalties                                                                               4,970.00
Relief Act Interest Shortfall                                                                          0.00
Prepayment Interest Shortfall                                                                          0.00

Sec. 4.03(ix)                             Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                           Group 1
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                         3               963,242.68                  0.42 %
                                          2 Month                         0                     0.00                  0.00 %
                                          3 Month                         0                     0.00                  0.00 %
                                           Total                          3               963,242.68                  0.42 %
                                           Group Totals
                                                                                     Principal
                                          Category              Number                Balance               Percentage
                                          1 Month                         3               963,242.68                  0.42 %
                                          2 Month                         0                     0.00                  0.00 %
                                          3 Month                         0                     0.00                  0.00 %
                                           Total                          3               963,242.68                  0.42 %

                                          Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %

Sec. 4.03(x)                              Number and Aggregate Principal Amounts of REO Loans

                                           Group 1
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
                                          Group Totals
                                                                Principal
                                           Number               Balance                Percentage
                                                     0                    0.00                  0.00 %
Fraud Loss Limit                                                                                                2,453,831.00
Bankruptcy Loss Limit                                                                                             150,000.00
Special Hazard Loss Limit                                                                                               0.00

Sec. 4.03(xii)                            AGGREGATE OUTSTANDING INTEREST SHORTFALLS

Class A Shortfall                                                                                                       0.00
Class B1 Shortfall                                                                                                      0.00
Class B2 Shortfall                                                                                                      0.00
Class B3 Shortfall                                                                                                      0.00
Class B4 Shortfall                                                                                                      0.00
Class B5 Shortfall                                                                                                      0.00
Class B6 Shortfall                                                                                                      0.00
Class R Shortfall                                                                                                       0.00

                  Relief Act and Prepayment Interest Shortfalls

Class A Relief Act and Prepayment Interest Shortfall                                       0.00
Class B1 Relief Act and Prepayment Interest Shortfall                                      0.00
Class B2 Relief Act and Prepayment Interest Shortfall                                      0.00
Class B3 Relief Act and Prepayment Interest Shortfall                                      0.00
Class B4 Relief Act and Prepayment Interest Shortfall                                      0.00
Class B5 Relief Act and Prepayment Interest Shortfall                                      0.00
Class B6 Relief Act and Prepayment Interest Shortfall                                      0.00
Class R Relief Act and Prepayment Interest Shortfall                                       0.00
Total Relief Act and PPIS                                                                  0.00

Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
